Exhibit 4.11.8

EIGHTH SUPPLEMENTAL INDENTURE

EIGHTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of June 9, 2020 (the “Effective Date”), among ALBERTSONS COMPANIES, INC., a Delaware corporation (the “Company”), NEW ALBERTSONS L.P., a Delaware limited partnership (“NALP”), SAFEWAY INC., a Delaware corporation (“Safeway”) and ALBERTSON’S LLC, a Delaware limited liability company (“Albertsons”, together with the Company, Safeway and NALP, collectively, the “Lead Issuers”), the Existing Additional Issuers and Existing Subsidiary Guarantors that are signatories hereto under the heading Existing Additional Issuers and Existing Subsidiary Guarantors (each, an “Existing Subsidiary Note Party,” and collectively, the “Existing Subsidiary Note Parties”), the New Additional Issuer and New Subsidiary Guarantor signatory hereto under the heading New Additional Issuer and New Subsidiary Guarantor (the “New Subsidiary Note Party”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”).

W I T N E S S E T H :

WHEREAS the Lead Issuers and the Existing Subsidiary Note Parties have executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as May 31, 2016, providing for the issuance of the Lead Issuers’ 6.625% Senior Notes due 2024 (the “Securities”), initially in the aggregate principal amount of $1,250,000,000; and

WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Subsidiary Guarantee.

(a) Each Existing Subsidiary Note Party, as a Subsidiary Guarantor, hereby confirms, jointly and severally, that its Guarantee shall apply to the Lead Issuers’ Obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and will continue to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

(b) The New Subsidiary Note Party, as a Subsidiary Guarantor, hereby agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Lead Issuers’ Obligations under the Securities on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3. Agreement to Assume Issuer Obligations.

(a) The New Subsidiary Note Party, as an Additional Issuer, hereby agrees, to unconditionally assume, jointly and severally with the Lead Issuers, the Obligations under the Securities and the Indenture as an Issuer (as defined in the Indenture) under the Indenture.

(b) Each Lead Issuer, joint and severally, confirms that nothing in this Supplemental Indenture relieves any Lead Issuer of its Obligations under the Securities and the Indenture.

4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Trustee Makes No Representation. The Trustee makes no representation as to the recitals or the validity or sufficiency of this Supplemental Indenture.

7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

Lead Issuers

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert B. Dimond
Name: Robert B. Dimond
Title: Executive Vice President & Chief Financial Officer

NEW ALBERTSONS L.P.

By:	/s/ Robert B. Dimond
Name: Robert B. Dimond
Title: Executive Vice President & Chief Financial Officer

ALBERTSON’S LLC

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General Counsel & Secretary

SAFEWAY INC.

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General Counsel & Secretary

[Eighth Supplemental Indenture (2024 Notes)]

Existing Additional Issuers and Existing Subsidiary Guarantors

UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

SPIRIT ACQUISITION HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

NAI HOLDINGS GP LLC

By:	/s/ Robert B. Dimond
Name: Robert B. Dimond
Title: Executive Vice President & Chief Financial Officer

ALBERTSON’S STORES SUB HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

AB ACQUISITION LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

ALBERTSON’S STORES SUB LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

AB MANAGEMENT SERVICES CORP.

By:	/s/ Robert B. Dimond
Name: Robert B. Dimond
Title: Executive Vice President & Chief Financial Officer

ABS REAL ESTATE COMPANY LLC

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General Counsel & Secretary

[Eighth Supplemental Indenture (2024 Notes)]

ABS FINANCE CO., INC.

ACME MARKETS, INC.

APLC PROCUREMENT, INC.

ASC MEDIA SERVICES, INC.

ASP REALTY, LLC

CLIFFORD W. PERHAM, INC.

JEWEL COMPANIES, INC.

JEWEL FOOD STORES, INC.

OAKBROOK BEVERAGE CENTERS, INC.

SHAW’S SUPERMARKETS, INC.

SSM HOLDINGS COMPANY

STAR MARKETS COMPANY, INC.

STAR MARKETS HOLDINGS, INC.

AMERICAN STORES COMPANY, LLC

AMERICAN DRUG STORES LLC

AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC

LUCKY STORES LLC

AMERICAN PARTNERS, L.P.

JETCO PROPERTIES, INC.

SHAW’S REALTY CO.

WILDCAT MARKETS OPCO LLC

NAI SATURN EASTERN LLC

GIANT OF SALISBURY, INC.

COLLINGTON SERVICES LLC

ALBERTSONS COMPANIES SPECIALTY CARE, LLC

MEDCART SPECIALTY CARE, LLC

By:	/s/ Gary Morton
Name: Gary Morton
Title: Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
Name: Gary Morton
Title: Trustee

[Eighth Supplemental Indenture (2024 Notes)]

FRESH HOLDINGS LLC

GOOD SPIRITS LLC

AMERICAN FOOD AND DRUG LLC

EXTREME LLC

NEWCO INVESTMENTS, LLC

NHI INVESTMENT PARTNERS, LP

AMERICAN STORES PROPERTIES LLC

JEWEL OSCO SOUTHWEST LLC

SUNRICH MERCANTILE LLC

ABS REAL ESTATE HOLDINGS LLC

ABS REAL ESTATE INVESTOR HOLDINGS LLC

ABS REAL ESTATE OWNER HOLDINGS LLC

ABS MEZZANINE I LLC

ABS FLA INVESTOR LLC

ABS SW INVESTOR LLC

ABS RM INVESTOR LLC

ABS DFW INVESTOR LLC

ASP SW INVESTOR LLC

ABS REALTY INVESTOR LLC

ABS FLA LEASE INVESTOR LLC

ABS SW LEASE INVESTOR LLC

ABS RM LEASE INVESTOR LLC

ASP SW LEASE INVESTOR LLC

AFDI NOCAL LEASE INVESTOR LLC

ABS NOCAL LEASE INVESTOR LLC

ABS REALTY LEASE INVESTOR LLC

ABS TX INVESTOR GP LLC

ASR TX INVESTOR GP LLC

ABS TX INVESTOR LP

ABS TX LEASE INVESTOR GP LLC

ABS TX LEASE INVESTOR LP

ASR TX INVESTOR LP

ASR LEASE INVESTOR LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

ABS MEZZANINE II LLC

ABS FLA OWNER LLC

ABS SW OWNER LLC

ABS SW LEASE OWNER LLC

LUCKY (DEL) LEASE OWNER LLC

SHORTCO OWNER LLC

ABS NOCAL LEASE OWNER LLC

LSP LEASE LLC

ABS RM OWNER LLC

ABS RM LEASE OWNER LLC

ABS DFW OWNER LLC

ABS DFW LEASE OWNER LLC

ASP SW OWNER LLC

ASP SW LEASE OWNER LLC

EXT OWNER LLC

SUNRICH OWNER LLC

EXT LEASE OWNER LLC

NHI TX OWNER GP LLC

NHI TX OWNER LP

NHI TX LEASE OWNER GP LLC

NHI TX LEASE OWNER LP

ASR OWNER LLC

ASR TX LEASE OWNER GP LLC

ASR TX LEASE OWNER LP

ABS TX OWNER GP LLC

ABS TX OWNER LP

ABS TX LEASE OWNER GP LLC

ABS TX LEASE OWNER LP

ABS MEZZANINE III LLC

ABS CA-O LLC

ABS CA-GL LLC

ABS ID-O LLC

ABS ID-GL LLC

ABS MT-O LLC

ABS MT-GL LLC

ABS NV-O LLC

ABS NV-GL LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

ABS OR-O LLC ABS OR-GL LLC ABS UT-O LLC ABS UT-GL LLC ABS WA-O LLC ABS WA-GL LLC ABS WY-O LLC ABS WY-GL LLC ABS CA-O DC1 LLC ABS CA-O DC2 LLC ABS ID-O DC LLC ABS OR-O DC LLC ABS UT-O DC LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

USM MANUFACTURING L.L.C. LLANO LOGISTICS, INC.

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate & Business Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

CAYAM ENERGY, LLC

DIVARIO VENTURES LLC

DOMINICK’S SUPERMARKETS, LLC

DOMINICK’S FINER FOODS, LLC

GFM HOLDINGS I, INC.

GFM HOLDINGS LLC

LUCERNE FOODS, INC.

EATING RIGHT LLC

LUCERNE DAIRY PRODUCTS LLC

LUCERNE NORTH AMERICA LLC

O ORGANICS LLC

RANDALL’S HOLDINGS, INC.

RANDALL’S FOOD MARKETS, INC.

SAFEWAY AUSTRALIA HOLDINGS, INC.

SAFEWAY CANADA HOLDINGS, INC.

SAFEWAY NEW CANADA, INC.

SAFEWAY CORPORATE, INC.

SAFEWAY STORES 67, INC.

SAFEWAY DALLAS, INC.

AVIA PARTNERS, INC.

SAFEWAY STORES 78, INC.

SAFEWAY STORES 79, INC.

SAFEWAY STORES 80, INC.

SAFEWAY STORES 85, INC.

SAFEWAY STORES 86, INC.

SAFEWAY STORES 87, INC.

SAFEWAY STORES 88, INC.

SAFEWAY STORES 89, INC.

SAFEWAY STORES 90, INC.

SAFEWAY STORES 91, INC.

SAFEWAY STORES 92, INC.

SAFEWAY STORES 96, INC.

SAFEWAY STORES 97, INC.

SAFEWAY STORES 98, INC.

SAFEWAY DENVER, INC.

SAFEWAY STORES 44, INC.

SAFEWAY STORES 45, INC.

SAFEWAY STORES 46, INC.

SAFEWAY STORES 47, INC.

SAFEWAY STORES 48, INC.

SAFEWAY STORES 49, INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

SAFEWAY GIFT CARDS, LLC

SAFEWAY HOLDINGS I, LLC

GROCERYWORKS.COM, LLC

GROCERYWORKS.COM OPERATING COMPANY, LLC

SAFEWAY PHILTECH HOLDINGS, INC.

SAFEWAY STORES 58, INC.

SAFEWAY SOUTHERN CALIFORNIA, INC.

SAFEWAY STORES 28, INC.

THE VONS COMPANIES, INC.

SAFEWAY STORES 42, INC.

CONSOLIDATED PROCUREMENT SERVICES, INC.

SAFEWAY STORES 71, INC.

SAFEWAY STORES 72, INC.

SSI – AK HOLDINGS, INC.

CARR-GOTTSTEIN FOODS CO.

SAFEWAY HEALTH INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

GENUARDI’S FAMILY MARKETS LP

By: GFM HOLDINGS LLC, its general partner

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

RANDALL’S MANAGEMENT COMPANY, INC. RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Patrick McCarty
Name: Patrick McCarty
Title: Vice President

[Eighth Supplemental Indenture (2024 Notes)]

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
Name: Elizabeth A. Harris
Title: Vice President & Secretary

[Eighth Supplemental Indenture (2024 Notes)]

DINEINFRESH, INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate Law & Assistant Secretary

INFINITE AISLE LLC

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

JA PROCUREMENT LLC

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate Law & Assistant Secretary

[Eighth Supplemental Indenture (2024 Notes)]

New Additional Issuer and New Subsidiary Guarantor

SAFEWAY REALTY LLC

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Secretary

[Eighth Supplemental Indenture (2024 Notes)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Hallie E. Field
Name: Hallie E. Field
Title: Vice President

[Eighth Supplemental Indenture (2024 Notes)]